EXHIBIT 32.02
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Nashua Corporation (the “Company”) for the period ended March 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John L. Patenaude, Vice President-Finance and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John L. Patenaude

Dated:	May 9, 2008	John L. Patenaude

Vice President-Finance and
Chief Financial Officer